SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: The Putnam Fund for Growth and Income-- Class A Shares
Fiscal period ending:  10/31/96
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000                 $1,000
   $1,000

ERV =  Ending Redeemable Value   $1,167.84              $1,919.83
   $3,446.42


T   =  Average Annual
       Total Return               16.78%   13.93%       13.17%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $31,493,096

Expenses                         $8,794,616

Reimbursement                    $0

Average shares                   619,893,482

NAV                              $18.27

Sales Charge                        5.75%

POP                              $19.38

Yield at POP                       2.28%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: The Putnam Fund for Growth and Income-- Class B Shares
Fiscal period ending:  10/31/96
Inception date (if less than 10 years of performance):  4/27/92


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000



ERV =  Ending Redeemable Value   $1,180.44       N/A   $1,846.00



T   =  Average Annual
       Total Return               18.04%     N/A        14.56%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $23,851,690

Expenses                         $11,907,296

Reimbursement                    $0

Average shares                   473,899,658

NAV                              $18.10

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     1.68%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: The Putnam Fund for Growth and Income-- Class M Shares
Fiscal period ending:  10/31/96
Inception date (if less than 10 years of performance):  5/1/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000                 N/A
$1,000

ERV =  Ending Redeemable Value   $1,190.02              N/A
$1,331.01


T   =  Average Annual
       Total Return                  19.00%             N/A
 20.85%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $349,069

Expenses                         $148,952

Reimbursement                    $0

Average shares                   6,894,821

NAV                              $18.21

Sales Charge                       3.50%

POP                              $18.87

Yield at POP                        1.85%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: The Putnam Fund for Growth and Income-- Class Y Shares
Fiscal period ending:  10/31/96
Inception date (if less than 10 years of performance):  6/15/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000



ERV =  Ending Redeemable Value   $1,242.38      N/A    $1,566.58



T   =  Average Annual
       Total Return              24.24%      N/A        20.76%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $950,572

Expenses                         $197,182

Reimbursement                    $0

Average shares                   18,694,967

NAV                              $18.29

Yield at NAV                      2.66%